UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2005

GB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-69716	75-2502293

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Sands Hotel & Casino
Indiana Avenue & Brighton Park, 9th Floor
Atlantic City, New Jersey 08401

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (609) 441-4517

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
SIGNATURES
PRESS RELEASE

Section 2 – Financial Information

     Item 2.02 Results of Operations and Financial Condition.

Section 7 – Regulation FD

     Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On March 15, 2005, GB Holdings , Inc. (“GB Holdings”) issued a press release setting forth GB Holdings’ full year 2004 unaudited consolidated financial results. A copy of GB Holdings’ press release is attached as Exhibit 99.1.

Exhibit Index

99.1	Press Release dated March 15, 2005

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2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB HOLDINGS, INC.

	By:	/s/ Denise Barton

Denise Barton
Chief Financial Officer

Date: March 15, 2005